REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of September 14, 1998, by and among CONSOLIDATED GRAPHICS, INC., a Texas corporation and CONTINENTAL GRAPHICS CORPORATION, a California corporation;

                             W I T N E S S E T H :

      WHEREAS, it is a condition to the consummation of the transactions contemplated by that certain Stock Purchase Agreement dated as of September 14, 1998 (the "Purchase Agreement"), among the Company, RUSH PRESS, INC., a California corporation, ARTS & CRAFTS PRESS, INC., a California corporation, and the Holder that this Agreement be executed and delivered by the Company and the Holder;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder agree as follows:

      Section 1. DEFINITIONS. As used in this Agreement, the following terms have the meanings indicated below:

      AGENT shall mean any Person acting for or on behalf of the Holder of Registrable Securities with respect to the holding or sale of such Registrable Securities, including, without limitation, its officers, directors, representatives and other agents.

      AGREEMENT shall mean this Registration Rights Agreement.

      BUSINESS DAY shall mean any day other than a Saturday, Sunday, or legal holiday for banks in the State of Texas.

      COMMISSION shall mean the Securities and Exchange Commission.

      COMMON STOCK shall mean the Company's common stock, par value $0.01 per share, or any successor class of the Company's common stock.

      COMPANY shall mean Consolidated Graphics, Inc.

      EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

      HOLDER shall mean Continental Graphics Corporation, its successors and assigns.

      INSPECTORS shall mean the Holder of Registrable Securities, any underwriter participating in any disposition of Registrable Securities pursuant to the Required Registration, and any attorney, accountant or other agent retained by the Holder or underwriter.


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      LIABILITIES shall mean all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) and defense and attorneys' fees.

      NEW COMMON STOCK shall mean the shares of Common Stock acquired by the Holder pursuant to the Purchase Agreement, together with any Related Securities.

      PERSON shall mean any individual, corporation, limited liability company, partnership (general or limited), joint venture, association, joint-stock company, trust, unincorporated organization or government or a political subdivision, agency or instrumentality thereof or other entity or organization of any kind.

      RECORDS shall mean all financial and other records, pertinent corporate documents and properties of the Company.

      REGISTRABLE SECURITIES shall mean the New Common Stock, until such time as the New Common Stock have been (a) distributed to the public pursuant to a registration statement covering such securities that has been declared effective under the Securities Act, (b) distributed to the public in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act, or (c) repurchased by the Company.

      REGISTRATION EXPENSES shall mean all expenses (including attorneys' fees) incident to the Company's performance of or compliance with the Required Registration pursuant to this Agreement, including, without limitation, all Commission and securities exchange or National Association of Securities Dealers, Inc. and other registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on each securities exchange on which similar securities issued by the Company are then listed and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or interim review or "cold comfort" letters required by or incident to such performance), the fees and expenses of any special experts retained by the Company in connection with such registration (including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) and any out-of-pocket expenses of the Holder of Registrable Securities.

      RELATED SECURITIES shall mean any securities issued in exchange for, as a dividend on or in replacement of, or otherwise issued in respect of (including securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights), the New Common Stock.

      REQUIRED REGISTRATION shall mean the registration pursuant to Section 2 hereof with the Commission of the offer and sale of Registrable Securities under and in accordance with the provisions of the Securities Act.


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      SECURITIES ACT shall mean the Securities Act of 1933, as amended.

      Section 2. REQUIRED REGISTRATION. Subject to the conditions stated herein, within fifteen (15) days following the closing of the issuance of the New Common Stock contemplated in the Purchase Agreement (the "Closing Date"), the Company shall file with the Commission a registration statement on Form S-3 covering the offer and sale of the Registrable Securities held by the Holder under and in accordance with the provisions of the Securities Act.

      Section 3. LIMITATIONS ON OBLIGATIONS OF COMPANY. The obligations of the Company under Section 2 are subject to the following: the Company shall be entitled to postpone for a reasonable period of time (not exceeding 10 days) the filing (but not the preparation) of any registration statement otherwise required to be prepared and filed by it pursuant hereto if, within the fifteen
(15) day period following the Closing Date, the Company is in possession of material non-public information that would be required to be disclosed in a registration statement, but that has not been and will otherwise not be disclosed to the public, and the Company reasonably deems disclosure not to be in the best interests of the Company and its shareholders (for this purpose, the interest of the Holder shall not be considered). The Company shall be entitled to postpone the filing of such a registration statement for additional 10 day periods (not to exceed in any event an aggregate of 20 days) if it delivers to the Holder of the Registrable Securities an opinion of outside counsel to the effect that there is a reasonable likelihood that the filing of a registration statement would result in the disclosure of material non-public information that would be required to be disclosed in a registration statement, the disclosure of which at the time of delivery of such opinion appears not to be in the best interests of the Company and its shareholders (for this purpose, the interest of the Holder shall not be considered). As of the date hereof, the Company represents and warrants that it is not in possession of any material non-public information that would be required to be disclosed in a registration statement that could delay the Company's timely performance of its obligations under
Section 2.

      Section 4. COOPERATION BY HOLDER. The offering of Registrable Securities by the Holder shall comply in all respects with the applicable terms, provisions and requirements set forth in this Agreement, and the Holder shall timely provide the Company with all information and materials required to be included in a registration statement that (a) relate to the offering, (b) are in possession of the Holder and (c) relate to the Holder, and to take all such action as may be reasonably required in order not to delay the registration and offering of the securities by the Company. The Company shall have no obligation to include in such registration statement Registrable Securities of the Holder, if the Holder has failed to furnish such information which, in the written opinion of outside counsel to the Company, is required in order for the registration statement to be in compliance with the Securities Act. If the Holder of Registrable Securities which are the subject of the Required Registration shall fail to furnish such information and such Required Registration shall not become effective under the Securities Act as a result thereof, the Holder shall not have a right to request inclusion of the Holder's Registrable Securities in a future registration with respect to Registrable Securities.

      Section 5. REGISTRATION PROCEEDINGS. In connection with the Required Registration, the Company will act as expeditiously as possible to:

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      a. prepare and file with the Commission a registration statement on Form
S-3 which includes the Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective as promptly as is reasonably practical; PROVIDED, HOWEVER, THAT before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement, the Company will furnish to the Holder of the Registrable Securities covered by such registration statement and the underwriters, if any, draft copies of all such documents proposed to be filed at least three (3) days prior thereto, which documents will be subject to the reasonable review of the Holder and underwriters, if any, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the Holder of the Registrable Securities covered by such registration statement or the underwriters, if any, with respect to such Registrable Securities, if any, shall reasonably object, and will notify the Holder of the Registrable Securities of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

      b. prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such registration statement effective until the first anniversary of the effective date of such registration statement or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn, but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

      c. furnish to the Holder of Registrable Securities included in such registration statement and the underwriter or underwriters, if any, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto, together with exhibits thereto, and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as the Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by the Holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto, provided by the Company to the Holder of Registrable Securities covered by the registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto); PROVIDED, HOWEVER, THAT before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Holder and counsel selected by the Holder copies of all documents proposed to be filed which documents will be subject to the review of Holder and such counsel;

      d. promptly notify the Holder of Registrable Securities included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the

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Securities Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      e. use commercially reasonable efforts to cause all Registrable Securities included in such registration statement to be listed, by the date of the first sale of Registrable Securities pursuant to such registration statement, on each securities exchange (including, for this purpose, The New York Stock Exchange) on which the Common Stock of the Company is then listed or proposed to be listed, if any;

      f. make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than forty-five (45) days after the end of the twelve-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said twelve-month period, which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K, and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act as soon as feasible;

      g. make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

      h. if reasonably requested by the managing underwriter or underwriters or the Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or the Holder requests to be included therein, including without limitation, with respect to the number of Registrable Securities being sold by the Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of the underwritten offering of such Registrable Securities, and promptly make all required filings of such prospectus supplement or post-effective amendment;

      i. as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a registration statement, deliver a copy of such document to the Holder of Registrable Securities covered by such registration statement;

      j. on or before the date on which the registration statement is declared effective, use commercially reasonable efforts to register or qualify, and cooperate with the Holder of Registrable Securities included in such registration statement, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and

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
other jurisdiction of the United States as the Holder or underwriter reasonably requests in writing, to use commercially reasonable efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required hereunder to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; PROVIDED, HOWEVER, THAT the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

      k. cooperate with the Holder of Registrable Securities covered by the registration statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or the Holder may request, subject to the underwriters' obligation to return any certificates representing securities not sold;

      l. use commercially reasonable efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such securities;

      m. deliver to the Holder and its counsel and the managing underwriter or underwriters, if any, copies of all correspondence related to the offering between the Commission, the Company and its counsel;

      n. make available for inspection by the Inspectors such Records as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, and employees to supply all Records reasonably requested by any such Inspector in connection with such registration statement; PROVIDED, HOWEVER, THAT with respect to any Records that are confidential, the Inspectors shall execute such confidentiality agreements as the Company may reasonably request in order to maintain the confidentiality of confidential Records.

The Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection d of this Section 5, will forthwith discontinue disposition of the Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection d of this Section 5 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, the Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies in their possession or control, other than permanent file copies then in the Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the time periods mentioned in subsection b of this Section 5 shall be extended by the number of days during

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the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection d of this Section 5 hereof or the notice that they may resume use of the prospectus.

      Section 6. REFERENCE TO HOLDER IN REGISTRATION STATEMENT. If such registration statement refers to the Holder by name or otherwise as the holders of any securities of the Company, then the Holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to the Holder, to the effect that the holding by the Holder of such securities is not to be construed as a recommendation of the Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that the Holder will assist in meeting any future financial requirements of the Company, or (b) if such reference to the Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to the Holder.

      Section 7. REQUIRED REGISTRATION EXPENSES. All Registration Expenses incident to the Company's performance of or compliance with the Required Registration pursuant to this Agreement, except underwriting fees, discounts or commissions, in each case, attributable to the sale of Registrable Securities and any out-of-pocket expenses (including attorneys' fees) of the Holder of the Registrable Securities, will be borne by the Company.

      Section 8. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Holder of Registrable Securities, and each Person who controls the Holder (within the meaning of the Securities Act or the Exchange
Act), and any Agent (as hereinafter defined), or investment advisor thereof against all Liabilities (joint and several) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such Liabilities arise out of or are based upon any untrue statement or omission based upon information with respect to such indemnified Person furnished in writing to the Company by such indemnified Person expressly for use therein. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holder of Registrable Securities or to such other extent as the Company and such underwriters may agree.

      Section 9. INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. In connection with any registration statement in which the Holder of Registrable Securities is participating, the Holder will furnish to the Company in writing such information with respect to the name and address of the Holder and the amount of Registrable Securities held by the Holder and such other information as the Company shall reasonably request for use in connection with any such registration statement or prospectus, and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, damages and expenses resulting from any untrue statement of a material fact or

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any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon any information with respect to the Holder so furnished in writing by the Holder specifically for inclusion in any prospectus or registration statement.

      Section 10. CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person may claim indemnification or contribution pursuant to this Agreement and, unless in the written opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the opinion of counsel for any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

      Section 11. CONTRIBUTION. If the indemnification provided for in Sections 8 and 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Liabilities, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such Liabilities, as well as any other relative equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of any Liabilities shall be deemed to include, subject to the limitations set forth in Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of the Company pursuant to Sections 8, 9, 10 and 11 shall be further subject to such additional express agreements of the Company as may be required

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to facilitate an underwritten offering, PROVIDED, HOWEVER, THAT no such agreement shall in any way limit the rights of the Holder of Registrable Securities under this Agreement, or create additional obligations of the Holder not set forth herein, except as otherwise expressly agreed in writing by the Holder.

      Section 12. RULE 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holder of Registrable Securities, make publicly available other nonconfidential information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such other action as the Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holder of Registrable Securities, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

      Section 13. NO OBLIGATION FOR UNDERWRITTEN REGISTRATIONS. The Company is under no obligation to provide the Holder of Registrable Securities the opportunity to participate in any underwritten registration.

      Section 14. LIMITATION ON REGISTERED OFFERINGS. The Company shall not file any other registration statement under the Securities Act with respect to an offering of securities by the Company for its own account for cash (i) during the period that begins on the sixteenth day following the issuance of the New Common Stock and ends on the date that the Company files with the Commission a registration statement on Form S-3 covering the offer and sale of all the Registrable Securities held by Holder, if the Company has failed to file such a registration statement by or on the fifteenth day following the issuance of the New Common Stock and (ii) during the period that begins on the sixty-first day following the filing with the Commission of a registration statement on Form S-3 covering the offer and sale of all the Registrable Securities held by Holder and ends on the date such registration statement is declared effective by the Commission, if such registration statement has not been declared effective by the Commission within sixty days of it being filed by the Company.

      Section 15. RECAPITALIZATIONS, EXCHANGES, ETC. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to the Registrable Securities, to any and all shares of equity capital of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Registrable Securities, in each case as the amounts of such securities outstanding are appropriately adjusted for any equity dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date of this Agreement.


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      Section 16. OPINIONS. When any legal opinion is required to be delivered hereunder, such opinion may contain such qualifications as may be customary or otherwise appropriate for legal opinions in similar circumstances.

      Section 17. NOTICES. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered personally, by facsimile or by mail, return receipt requested, postage prepaid, addressed as follows:

      IF TO COMPANY, TO:

      Consolidated Graphics, Inc.
      5858 Westheimer, Suite 200
      Houston, Texas  77057
      Attention:  Joe R. Davis

      WITH A COPY TO:

      R. Clyde Parker, Jr., Esq.
      Winstead Sechrest & Minick, P.C.
      910 Travis Street, Suite 2400
      Houston, Texas  77002

      IF TO THE HOLDER:

      Continental Graphics Corporation
      4525 Wilshire Boulevard,
      Suite 203
      Los Angeles, California 90071
      Attention:  David L. Malmo, Esq.

      WITH A COPY TO:

      Munger, Tolles & Olson LLP
      355 South Grand Avenue,
      Suite 3500
      Los Angeles, California 90071
      Attention: Sandra Seville-Jones, Esq.

      IF TO ANY PERSON OTHER THAN THE HOLDER:

      to the address of such Person on the records of the transfer agent of the Company as of the date prior to the date of any notice by the Company


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or to such other address as any party may furnish to the others in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt, and that failure to copy legal counsel shall not invalidate notices otherwise properly given; provided, however, that in the case of facsimile transmissions, the facsimile must be legible.

      Section 18. APPLICABLE LAW. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of California, without giving effect to the principles of conflicts of laws thereof.

      Section 19. AMENDMENT AND WAIVER. This Agreement may be amended, and the provisions hereof may be waived, only by a written instrument signed by (a) the Holder and (b) the Company. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

      Section 20. REMEDY FOR BREACH OF CONTRACT. The parties agree that if there is any breach or asserted breach of the terms, covenants, or conditions of this Agreement, the remedy of the parties hereto shall be at law and in equity and injunctive relief shall lie for the enforcement of or relief from any provisions of this Agreement. If any remedy or relief is sought and obtained by any party against one of the other parties pursuant to this Section 20, the other party shall, in addition to the remedy of relief so obtained, be liable to the party seeking such remedy or relief for the reasonable expenses incurred by such party in successfully obtaining such remedy or relief, including the reasonable fees and expenses of such party's counsel.

      Section 21. SEVERABILITY. It is a desire and intent of the parties that the terms, provisions, covenants, and remedies contained in this Agreement shall be enforceable to the fullest extent permitted by law. If any such term, provision, covenant, or remedy of this Agreement or the application thereof to any Person or circumstances shall, to any extent, be construed to be invalid or unenforceable, in whole or in part, then such term, provision, covenant, or remedy shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. In any case, the remaining provisions of this Agreement, or the application thereof to any Person or circumstances other than those to which they have been held invalid or unenforceable, shall remain in full force and effect.

      Section 22. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

      Section 23. HEADINGS. The section and paragraph headings have been inserted for purposes of convenience of reference only and shall not be used for interpretive purposes.

      Section 24. BINDING EFFECT. Unless otherwise provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns, and is not intended to confer upon any

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
other Person any right or remedies hereunder; PROVIDED, HOWEVER, THAT a transferee of the Holder, other than as contemplated in (a), (b) or (c) of the definitions of Registrable Securities in Section 1, shall be deemed to be the Holder for purposes of obtaining the benefits or enforcing the rights of the Holder.

      Section 25. ENTIRE AGREEMENT. This Agreement, together with the other agreements referenced herein, constitutes the entire agreement and supersedes all prior agreements, understandings, both written and oral, among the parties with respect to the subject matter hereof.

      Section 26. INFORMATION. So long as the Holder owns Registrable Securities, the Holder agrees to deliver to the Company, upon its reasonable request, such information about the Holder and the Holder's holdings of Registrable Securities as the Company may reasonably request as is necessary to permit the Company to prepare and file its annual report on Form 10-K, its proxy statements under the Exchange Act and any filings under the Securities Act. Without limiting the generality of the foregoing, the Holder agrees to provide the Company, upon request, with information concerning the number of shares then held by the Holder that are the subject of this Agreement.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    CONSOLIDATED GRAPHICS, INC.


                                    By:    /s/ JOE R. DAVIS
                                            Joe R. Davis
                                            Chief Executive Officer

                        CONTINENTAL GRAPHICS CORPORATION


                                    By:    /s/ CURTIS F. BOURLAND
                                    Name: Curtis F. Bourland
                                    Title: President and Chief Executive Officer


               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]


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